UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
    On May 27, 2021, VeriSign, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Company’s stockholders voted on four proposals as described below.
Proposal No. 1 – Election of Directors
The Company’s stockholders elected the nominees listed below as directors of the Company, each to serve until the Company’s next annual meeting of stockholders, or until a successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
D. James Bidzos	90,651,016	4,602,017	1,099,411	4,085,643
Yehuda Ari Buchalter	94,624,195	1,707,609	20,640	4,085,643
Kathleen A. Cote	78,745,840	17,585,526	21,078	4,085,643
Thomas F. Frist III	94,602,319	1,712,866	37,259	4,085,643
Jamie S. Gorelick	95,049,260	1,281,428	21,756	4,085,643
Roger H. Moore	87,415,539	8,914,607	22,298	4,085,643
Louis A. Simpson	87,618,246	8,712,009	22,189	4,085,643
Timothy Tomlinson	88,521,206	7,418,931	412,307	4,085,643
Proposal No. 2 – To Approve, on a Non-Binding, Advisory Basis, the Company’s Executive Compensation
    The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	91,981,709
Against:	4,311,050
Abstain:	59,685
Broker Non-Votes:	4,085,643
Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
    The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

For:	95,841,910
Against:	4,566,226
Abstain:	29,951
Broker Non-Votes:	0
Proposal No. 4 – Stockholder Proposal Requesting that the Company’s Board of Directors Take Steps to Permit Stockholder Action by Written Consent
    The Company’s stockholders did not approve a stockholder proposal requesting that the Company’s Board of Directors take steps to permit stockholder action by written consent. The voting results were as follows:

For:	34,453,142
Against:	61,318,630
Abstain:	580,672
Broker Non-Votes:	4,085,643

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 27, 2021	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary